Exhibit 24

                              CONFIRMING STATEMENT



This Statement confirms that the undersigned, Sherborne Investors LP, Sherborne Investors GP, LLC, Sherborne Investors Management LP, Sherborne Investors Management GP, LLC, Sherborne Strategic Fund A, LLC, Sherborne Strategic Fund B, LLC, Nottingham Investors LLC and Edward J. Bramson, have each authorized and designated Craig L. McKibben, Edward Bramson and Gerard L. Eastman, or any one of them, to execute and file on each of the undersigned's behalf all Forms 3, 4, and 5 (including any amendments thereto) that each of undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of each of the undersigned's ownership of or transactions in securities of Nautilus, Inc. The authority of Craig L. McKibben, Edward Bramson and Gerard
L. Eastman under this Statement shall continue until the undersigned are no longer required to file Forms 3, 4, and 5 with regard to their ownership of or transactions in securities of Nautilus, Inc., unless earlier revoked in writing. Each of the undersigned acknowledges that Craig L. McKibben, Edward Bramson and Gerard L. Eastman are not assuming any of the undersigneds' responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.


Date: July 25, 2007


                                       SHERBORNE INVESTORS LP


                                           By: SHERBORNE INVESTORS GP, LLC, its
                                               general partner


                                               By: /s/ Gerard L. Eastman
                                                   -----------------------------
                                               Name: Gerard L. Eastman
                                               Title:  Managing Director

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                                       SHERBORNE INVESTORS GP, LLC


                                           By:  /s/ Gerard L. Eastman
                                                --------------------------------
                                           Name:  Gerard L. Eastman
                                           Title: Managing Director


                                       SHERBORNE INVESTORS MANAGEMENT LP


                                           By: SHERBORNE INVESTORS MANAGEMENT
                                               GP, LLC, its general partner


                                               By: /s/ Gerard L. Eastman
                                                   -----------------------------
                                               Name:  Gerard L. Eastman
                                               Title: Managing Director


                                       SHERBORNE INVESTORS MANAGEMENT GP, LLC


                                           By: /s/ Gerard L. Eastman
                                               ---------------------------------
                                           Name:  Gerard L. Eastman
                                           Title: Managing Director

                                       SHERBORNE STRATEGIC FUND A, LLC


                                           By: SHERBORNE INVESTORS LP, its
                                               managing member


                                               By: SHERBORNE INVESTORS GP, LLC,
                                                   its general partner


                                               By: /s/ Gerard L. Eastman
                                                   -----------------------------
                                               Name:  Gerard L. Eastman
                                               Title: Managing Director


                                       SHERBORNE STRATEGIC FUND B, LLC


                                           By: SHERBORNE INVESTORS LP, its
                                               managing member


                                               By: SHERBORNE INVESTORS GP, LLC,
                                                   its general partner


                                               By: /s/ Gerard L. Eastman
                                                   -----------------------------
                                               Name:  Gerard L. Eastman
                                               Title: Managing Director

                                        NOTTINGHAM INVESTORS LLC


                                           By: SHERBORNE INVESTORS LP, its
                                               managing member


                                               By:  SHERBORNE INVESTORS GP, LLC,
                                                    its general partner


                                               By: /s/ Gerard L. Eastman
                                                   -----------------------------
                                                   Name: Gerard L. Eastman
                                                   Title: Managing Director



                                       EDWARD BRAMSON


                                           /s/ Edward Bramson
                                       -----------------------------------------
                                       Edward Bramson